Exhibit 10.5

FEDEX CORPORATION RETIREMENT PARITY PENSION PLAN

Amended and Restated

Effective June 15, 2020

Section 1. Purpose and Description. Federal Express Corporation, a Delaware corporation (the “Company”), established, effective June 1, 1993 (the “Effective Date”), the Federal Express Corporation Retirement Parity Pension Plan (the “Plan”). The Plan was amended, effective June 1, 1994, to increase the benefit provided from 80% to 100% of the difference of the “Unreduced Benefit” less the “Maximum Benefit,” as both terms are defined below. The Plan was amended and restated, effective June 1, 1996 to provide for the inclusion of Managing Directors, in addition to Officers, under the terms of the Plan. The Plan was restated, effective February 1, 1998 to provide for the inclusion of Managing Directors and Officers of FedEx Corporation (formerly FDX Corporation) and, effective December 1, 1998, Managing Directors and Officers of FedEx Global Logistics, Inc. (formerly FDX Global Logistics, Inc.), under the terms of the Plan. The Plan was restated, effective June 1, 1999, to conform the Plan to previous amendments and to provide that, upon retirement, an eligible Officer or Managing Director may elect certain lump-sum and installment distributions in lieu of receiving benefits in the same manner as such benefits would be paid from the Qualified Pension Plan. The Plan provisions, as in effect immediately prior to June 1, 1999, remained in effect for anyone who was not actively employed by the Company, FedEx Corporation, or FedEx Global Logistics, Inc. as an Officer or Managing Director on or after that date, unless the Plan specifically provides otherwise.

Effective May 31, 2003, the FedEx Ground Package System, Inc. and Certain Affiliates 401(a)(17) Benefit Plan and the FedEx Ground Package System, Inc. and Certain Affiliates Excess Plan were merged with and into the Plan and name of the Plan was changed to the FedEx Corporation Retirement Parity Pension Plan. The provisions of the merged plan applicable to the employees participating in the FedEx Ground Package System, Inc. and Certain Affiliates 401(a)(17) Benefit Plan continue to be set forth in Appendix A and the FedEx Ground Package System, Inc. and Certain Affiliates Excess Plan continue to be set forth in Appendix B. The provisions of Appendix A and Appendix B are applicable to the employees of FedEx Ground Package System, Inc., FedEx Custom Critical, Inc., FedEx Supply Chain Services, Inc., AutoQuik, Inc., and Urgent Freight, Inc.

Effective June 1, 2003, the Plan was amended in order to establish the provisions applicable to that portion of an eligible Officer’s or Managing Director’s accrued benefit that is determined pursuant to Appendix E of the Qualified Pension Plan (“Portable Pension Account”) beginning on or after June 1, 2003.

The Plan was restated, effective June 1, 2008, to conform the Plan to the terms of the Qualified Pension Plan and to provide for benefit accruals and benefit payments beginning June 1, 2008.

Effective January 1, 2020, the Plan was amended and restated to reflect (1) that employees who are hired on or after January 1, 2020 shall be eligible to accrue a three and one-half percent (3.5%) Excess Compensation Credit on compensation that exceeds the Code Section 401(a)(17) limit and (2) an increase of the three and one-half percent (3.5%) Excess Compensation Credit to eight percent (8%) effective January 1, 2021; and (3) that the definition of Plan eligible employee is expanded to include Officers and Managing Directors of FedEx Freight, Inc. who are hired on or after January 1, 2020 and Officers and Managing Directors of FedEx Office and Print Services, Inc.; FedEx Supply Chain Systems, Inc.; and their subsidiaries, effective January 1, 2021.

The Plan is hereby amended and restated to reflect a one-year delay in the effective date from January 1, 2021 to January 1, 2022 for (1) the increase of the three and one-half percent (3.5%) Excess Compensation Credit to eight percent (8%); and (2) the expansion of the definition of Plan eligible employee to include and Officers and Managing Directors of FedEx Office and Print Services, Inc.; FedEx Supply Chain Systems, Inc.; and their subsidiaries.

The Plan is intended to be an “employee benefit pension plan,” as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974 (“ERISA”), and a plan that is “unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees,” as provided in Sections 201, 301, and 401 of ERISA and the Department of Labor regulations promulgated under ERISA and is intended to comply with Section 409A of the Internal Revenue Code (the “Code”). The benefits provided by the Plan are not funded but shall be payable when due out of the assets of the Company as general, unsecured obligations of the Company.

Unless otherwise provided herein, defined terms used in this Plan shall have the same meaning attributed to such terms in the Qualified Pension Plan and the Federal Express Corporation Nonqualified Disability Plan for Officers (the “Officers Nonqualified Disability Plan”), as applicable.

Section 2. Eligibility. Prior to June 1, 2008, any employee of a participating employer (which shall mean the Company; on or after February 1, 1998, FedEx Corporation; on or after December 1, 1998, FedEx Global Logistics, Inc.; on or after March 1, 2000, FedEx Trade Networks, Inc., and FedEx Trade Networks Transport & Brokerage, Inc. (formerly, Tower Group International, Inc.); on or after May 1, 2000, World Tariff, Limited; on or after June 1, 2000, FedEx Corporate Services, Inc.; on or after March 1, 2001, FedEx Freight Corporation; on or after April 11, 2001, FedEx Trade Networks Trade Services, Inc.; on or after May 31, 2003, FedEx Ground Package System, Inc., FedEx Custom Critical, Inc., FedEx Supply Chain Services, Inc., AutoQuik, Inc. and Urgent Freight, Inc.; on or after June 1, 2001, Federal Express Virgin Islands, Inc.; on or after September 12, 2004, FedEx SmartPost, Inc.; on or after June 1, 2006, FedEx Customer Information Services, Inc.; and on or after November 15, 2006, FedEx Truckload Brokerage, Inc.) other than an Officer or Managing Director the terms of whose employment are governed by the collective bargaining agreement between the Company and the FedEx Pilots Association effective May 31, 1999 (“Agreement”) or any successor agreement thereto; on or after January 1, 2020, FedEx Freight, Inc.; on or after January 1, 2022, FedEx Office and Print Services, Inc. and FedEx Supply Chain Systems, Inc., who serves as an Officer after the Effective Date or, after June 1, 1996, as a Managing Director, has served as an Officer and/or Managing Director for a combined period of five consecutive years, including service prior to the Effective Date, and is an active participant in the FedEx Corporation Employees’ Pension Plan, as it currently exists and as it may be amended from time to time (the “Qualified Pension Plan”) or would be an active participant in the Qualified Pension Plan or the FedEx Freight Pension Plan (“Freight Pension Plan”) but for the fact that the Officer or Managing

Director (1) is hired on or after January, 1, 2020; (2) is employed by FedEx Office and Print Services, Inc.; FedEx Supply Chain Systems, Inc.; or one of their subsidiaries; or (3) elected to forego accruing Compensation Credits under a Portable Pension Account in the Qualified Pension Plan or Freight Pension Plan, shall be eligible for the benefit described in subsection (c) of Section 3 below, subject to subsection (a) of Section 3. In addition, an Officer described above shall be eligible for the benefit described in subsection (d) of Section 3 below, subject to subsection (b) of Section 3.

The foregoing to the contrary notwithstanding, an employee of FedEx Custom Critical, Inc., AutoQuik, Inc., UrgentFreight, Inc., FedEx Truckload Brokerage, Inc., or FedEx Supply Chain Services, Inc. who is an Officer of either company prior to June 1, 2008 shall be eligible to participate in the Plan as provided in Section 1.12 of Appendix A to the Plan and Section 1.12 of Appendix B to the Plan. No employee of FedEx Custom Critical, Inc., AutoQuik, Inc., UrgentFreight, Inc., FedEx Truckload Brokerage, Inc. or FedEx Supply Chain Services, Inc. who was or is a Managing Director shall be eligible to participate in this Plan prior to June 1, 2008, unless (i) s/he was an Officer of one of these companies prior to June 1, 2008, or (ii) s/he was an Officer or Managing Director of another participating employer and has a combined period of five consecutive years as an Officer or Managing Director with all Controlled Group Members prior to June 1, 2008.

For the purpose of this Plan, the term “Officer” shall mean an officer of a participating employer elected to the position of vice-president or above, as evidenced in the minutes of each respective participating employer’s board of directors. The term “Managing Director” shall, for the purpose of this Plan, mean an employee of the Company or another participating employer who has been appointed to the position of managing director, as evidenced in the affected participating employer’s personnel information system, and shall also mean an employee having the title of “Staff Director” or “Director”.

In determining whether an Officer or Managing Director has served in such capacity for a combined period of five consecutive years, such Officer’s or Managing Director’s service with any Controlled Group Member (as that term is defined in the Qualified Pension Plan) shall be taken into account.

Any Eligible Employee of a Sponsoring Employer who, as of June 1, 2008 or later, serves as an Officer or a Managing Director shall be eligible for the benefit described in Section 4 below as of the later of (i) the date on which such individual is employed as an Officer or Managing Director, (ii) the date on which such individual becomes a participant in the Qualified Pension Plan, as it currently exists and as it may be amended from time to time, or (iii) June 1, 2008. An Officer or Managing Director who becomes a participant in this Plan on or after June 1, 2008 shall be vested in his benefit upon the completion of three (3) consecutive years as an Officer or Managing Director. An Officer or Managing Director (i) whose Separation from Service occurs prior to the completion of three (3) consecutive years as an Officer or Managing Director, or (ii) who ceases to be an Officer or Managing Director prior to the completion of three (3) consecutive years as an Officer or Managing Director shall not be eligible to receive a benefit under this Plan. A participant who was vested prior to June 1, 2008 will continue to be vested in the Plan benefit thereafter.

Effective January 1, 2020, Officers and Managing Directors of FedEx Freight, Inc. and its subsidiaries, who are not accruing Compensation Credits under a Portable Pension Account in the FedEx Freight Pension Plan, may become eligible employees to participate in the Plan; provided, however, that such Officers and Directors shall be eligible to receive Excess Compensation Credits and Excess Compensation Interest Credits only.

Effective January 1, 2022, Officers and Managing Directors of FedEx Office and Print Services, Inc.; FedEx Supply Chain Systems, Inc.; and their subsidiaries may become eligible employees to participate in the Plan; provided, however, that such Officers and Managing Directors shall be eligible to receive Excess Compensation Credits and Excess Interest Credits only.

Notwithstanding the foregoing, an Officer or Managing Director who is hired on or after January 1, 2020 and who was participating in the FedEx Freight Retirement Parity Plan immediately prior to such hire date shall be eligible to receive Parity Compensation Credits, Parity Transition Credits, Additional Compensation Credits, Parity Interest Credits, and 415 Limit Credits but not Excess Compensation Credits or Excess Compensation Interest Credits.

Section 3. Benefit Amount and Limitations; Traditional Pension Benefit.

(a)    No benefits shall be accrued under the Traditional Pension Benefit formula and this Section 3 after May 31, 2008. Benefits which have been accrued under this Section by an eligible Officer or Managing Director through May 31, 2008 shall be payable as described in Section 5, Section 6 or Section 7 of the Plan.

Portable Pension Account benefits accrued by an eligible Officer or Managing Director on or after June 1, 2003 shall be as described in Section 4, below.

(b)    The Traditional Pension Benefit formula for an eligible Officer or Managing Director of FedEx Ground Package System, Inc. or FedEx SmartPost, Inc. or an eligible Officer of FedEx Custom Critical, Inc., AutoQuik, Inc., UrgentFreight, Inc. FedEx Truckload Brokerage, Inc. or FedEx Supply Chain Services, Inc. shall be as described in Appendix A and Appendix B to the Plan. No benefits shall be accrued under Appendix A and Appendix B to this Plan after May 31, 2008. Benefits which have been accrued under either Appendix by an eligible Officer or Managing Director through May 31, 2008 shall be payable as described in Section 5, Section 6 or Section 7 of the Plan.

Portable Pension Account benefits accrued by an eligible Officer or Managing Director on or after June 1, 2003 shall be as described in Section 4, below.

(c)    An Officer or Managing Director who meets the eligibility requirements of Section 2 above and who has an accrued benefit under the Traditional Pension Benefit (as that term is defined in Section 1.12 of Appendix E to the Qualified Pension Plan or Section 1.12 of Appendix G to the Qualified Pension Plan) provisions of the Qualified Pension Plan shall, regardless of whether such benefit under the Qualified Pension Plan has been reduced due to the limits imposed by Code Section415 (limitations on benefits) or Section 401(a)(17) (limitations on annual compensation), be paid from the Plan a benefit equal to 100% of the difference between the Unreduced Benefit and the Maximum Benefit.

For the purpose of this Section 3, the monthly “Unreduced Benefit” shall mean the benefit that would be provided to the Officer or Managing Director pursuant to the Traditional Pension Benefit provisions of the Qualified Pension Plan, except that (1) if applicable, the Unreduced Benefit shall be calculated without regard to the limits imposed by Code Section 415 (limitations on benefits) and Section 401(a)(17) (annual compensation limit), and (2) “Average Compensation” taken into account with respect to a participating Officer or Managing Director shall have the same meaning as set forth under the Qualified Pension Plan, but shall not be limited by the application of Code Section 401(a)(17), except that, with respect to Officers or Managing Directors who (i) are actively employed by a participating employer as Officers or Managing Directors on or after June 1, 1999, (ii) except for those employees who are Officers or Managing Directors as of April 27, 2000, are not Officers or Managing Directors the terms of whose employment are governed by the collective bargaining agreement between Federal Express Corporation and the FedEx Pilots Association effective May 31, 1999 (or any successor agreement thereto), (iii) retire on or after June 1, 1999, and (iv) were participants in this Plan prior to June 1, 2008, the number of whole calendar years over which the arithmetic average is determined shall be three (3) years instead of five (5) years.

For the purpose of this Section 3, the monthly “Maximum Benefit” shall mean the benefit actually provided to the Officer or Managing Director under the Traditional Pension Benefit provisions of the Qualified Pension Plan.

(d)    In addition to the benefit described in subsection (3)(c) above, with respect to that portion of the accrued benefit of an Officer who meets the eligibility requirements of Section 2 above and who has an accrued benefit under the Traditional Pension Benefit provisions of the Qualified Pension Plan, shall also be paid from this Plan the difference between such Officer’s Maximum Benefit under the Traditional Pension Benefit provisions of the Qualified Pension Plan and what such Officer’s Maximum Benefit would have been had such Officer received credit for a Year of Service under the Traditional Pension Benefit provisions of the Qualified Pension Plan for each year that such Officer is eligible to receive, and does in fact receive, a benefit under the Federal Express Corporation Nonqualified Disability Plan for Officers, as it currently exists or as it may be amended from time to time (the “Officers Nonqualified Disability Plan”).

For purposes of determining eligibility for an increased benefit as contemplated by this subsection, such increased benefit shall be provided for each Plan Year during which an Officer’s Hours of Service under the Qualified Pension Plan plus such Officer’s “Phantom Hours of Service” while receiving benefits under the Officers Nonqualified Disability Plan are equal to a Year of Service under the Qualified Pension Plan. Phantom Hours of Service shall be credited at the same rate under this subsection as if the Officer receiving benefits under the Officers Nonqualified Disability Plan had been actively at work and receiving credit for Hours of Service under the Qualified Pension Plan. Notwithstanding the above, an Officer shall not receive credit under this subsection for the same Plan Year for which such Officer receives credit for a Year of Service under the Qualified Pension Plan.

(e)    The foregoing to the contrary notwithstanding, the benefit payable from this Plan to an employee who was an Officer or Managing Director as of April 27, 2000 and the terms of whose employment are governed by the Agreement (or any successor agreement thereto) and who, as of May 31, 1999, had an accrued benefit under this Plan, shall be reduced by the total amount of pension benefits payable to such Officer or Managing Director under the Federal Express Corporation Pilots’ Money Purchase Pension Plan, the Federal Express Corporation Non-Qualified Section 415 Excess Pension Plan for Pilots and the Federal Express Corporation Non-Qualified Pension Plan for Pilots, pursuant to the terms of the Agreement (or any successor agreement thereto).

(f)    Except as specifically provided herein, this Plan is not intended to provide any increased benefit which could otherwise be provided under the Qualified Pension Plan. An Officer’s or Managing Director’s benefit under this Plan shall be decreased to the extent that such Officer’s or Managing Director’s benefit under the Qualified Pension Plan is so increased.

Section 4. Benefit Amount and Limitations: Parity Portable Pension Account Benefit.

(a)    An Officer or Managing Director who meets the eligibility requirements of Section 2 above and who has an accrued benefit under the Portable Pension Account (as that term is defined in Section 1.06 of Appendix E to the Qualified Pension Plan or Section 1.06 of Appendix G to the Qualified Pension Plan) provisions of the Qualified Pension Plan shall, regardless of whether such benefit under the Qualified Pension Plan has been reduced due to the limits imposed by Code Section 415 (limitations on benefits) or Section 401(a)(17) (limitations on annual compensation), be paid from the Plan a benefit equal to his/her Parity Portable Pension Account.

The Parity Portable Pension Account shall be established for each eligible participant as of the participant’s entry date into this Plan, and shall be credited with Parity Compensation Credits, Parity Transition Credits (if eligible), Additional Compensation Credits and Parity Interest Credits for each Plan Year following the establishment of the Parity Portable Pension Account, and with a 415 Limit Credit (if applicable) as of the participant’s date of retirement where:

(i)	Parity Compensation Credit for any Plan Year shall equal (A) minus (B) as follows:

(A)

is the Compensation Credit for such Plan Year as calculated under the Qualified Pension Plan but without regard to the limit imposed by Code Section 401(a)(17) (annual compensation limit) and subject to the provisions in subsections (1) and (2):

(1)

for Officers and Managing Directors who become participants in this Plan on or before June 1, 2008 (except Managing Directors of FedEx Custom Critical, Inc., FedEx Truckload Brokerage, Inc, and FedEx Supply Chain Services, Inc. who become participants in the Plan as of June 1, 2008) with retroactive credits as if the Officer or Managing Director had been a participant in this Plan as of the date he participated in the Qualified Pension Plan.

(2)

for all Managing Directors of FedEx Custom Critical, Inc., FedEx Truckload Brokerage, Inc, and FedEx Supply Chain Services, Inc. who become participants in the Plan as of June 1, 2008 and all other Managing Directors and Officers who become participants of this Plan after June 1, 2008, only for Plan Years ending after the later of (i) June 1, 2008 and (ii) the date such employee becomes an Officer or Managing Director.

(B)	is the Compensation Credit accrued under the Qualified Pension Plan for such Plan Year.

(ii)	Parity Transition Credit for any Plan Year beginning on or after June 1, 2008 shall equal (A) minus (B) as follows:

(A)	is the Transition Credit for such Plan Year as calculated under the Qualified Pension Plan but without regard to the limit imposed by Code Section 401(a)(17) (annual compensation limit)

(B)	is the Transition Credit accrued under the Qualified Pension Plan for such Plan Year.

(iii)	Additional Compensation Credit for any Plan Year beginning on or after June 1, 2008 and any Plan Year beginning on or after June 1, 2011 shall equal 3.5% of the excess of (A) over (B), where

(A)	is such Officer’s or Managing Director’s Compensation, but without regard to the limitations under Section 401(a)(17), and

(B)	is the limit set forth under Code Section 401(a)(17) (annual compensation limit).

Additional Compensation Credits shall not be accrued for any Plan Years before June 1, 2008, the Plan Year beginning on June 1, 2009, or any Plan Year for which a Compensation Credit is not accrued under the Qualified Pension Plan.

With respect to the Plan Year beginning June 1, 2010, the Additional Compensation Credit shall equal 1.75% of the excess of (A) over (B), where

(A)	is such Officer’s or Managing Director’s Compensation, but without regard to the limitations under Section 401(a)(17), and

(B)	is the limit set forth under Code Section 401(a)(17) (annual compensation limit).

(iv)	Parity Interest Credit shall mean an amount credited to the Parity Portable Pension Account in the same manner and using the same Interest Credit Factor as in the Qualified Pension Plan.

(v)

415 Limit Credit shall mean, for a participant whose total Qualified Pension Plan Benefit has been limited by Code Section 415, a cash balance value equal to the value of the shortfall in the Qualified Pension Plan, except to the extent already provided in Section 3, above.

(b)    In addition to the benefit described in subsection (a) above, with respect to that portion of the accrued benefit of an Officer who meets the eligibility requirements of Section 2 above and who has an accrued benefit under the Portable Pension Account provisions of the Qualified Pension Plan shall also be paid from this Plan, the difference between such Officer’s benefit under the Portable Pension Account provisions of the Qualified Pension Plan and the amount such Officer’s Qualified Pension Plan benefit would have been had such Officer received credit for a Year of Service under the Portable Pension Account provisions of the Qualified Pension Plan for each year that such Officer is eligible to receive, and does in fact receive, a benefit under the Federal Express Corporation Nonqualified Disability Plan for Officers, as it currently exists or as it may be amended from time to time (the “Officers Nonqualified Disability Plan”).

For purposes of determining eligibility for an increased benefit as contemplated by this subsection, such increased benefit shall be provided for each Plan Year during which an Officer’s Hours of Service under the Qualified Pension Plan plus such Officer’s “Phantom Hours of Service” while receiving benefits under the Officers Nonqualified Disability Plan are equal to a Year of Service under the Qualified Pension Plan. Phantom Hours of Service shall be credited at the same rate under this subsection as if the Officer receiving benefits under the Officers Nonqualified Disability Plan had been actively at work and receiving credit for Hours of Service under the Qualified Pension Plan. Notwithstanding the above, an Officer shall not receive credit under this subsection for the same Plan Year for which such Officer receives credit for a Year of Service under the Qualified Pension Plan.

(c)    The foregoing to the contrary notwithstanding, no individual shall be entitled to receive a Parity Compensation Credit, Parity Transition Credit or Additional Compensation Credit under this Plan for a Plan Year unless (i) s/he is an eligible Officer or Managing Director with any Controlled Group Member as of the last day of the Plan Year for which such credits would be accrued, or (ii) s/he incurs a Separation from Service as a Managing Director or Officer after having been credited with at least 1,000 Hours of Service in the Plan Year.

(d)    The foregoing to the contrary notwithstanding, the benefit payable from this Plan to an employee who was an Officer or Managing Director as of April 27, 2000 and the terms of whose employment are governed by the Agreement (or any successor agreement thereto) and who, as of May 31, 1999, had an accrued benefit under this Plan, shall be reduced by the total amount of pension benefits payable to such Officer or Managing Director under the Federal Express Corporation Pilots’ Money Purchase Pension Plan, the Federal Express Corporation Non-Qualified Section 415 Excess Pension Plan for Pilots, and the Federal Express Corporation Non-Qualified Pension Plan for Pilots, pursuant to the terms of the Agreement (or any successor agreement thereto).

(e)    Except as specifically provided herein, this Plan is not intended to provide any increased benefit which could otherwise be provided under the Qualified Pension Plan. An Officer’s or Managing Director’s benefit under this Plan shall be decreased to the extent that such Officer’s or Managing Director’s benefit under the Qualified Pension Plan is so increased.

(f)    Effective January 1, 2022, no Officer or Managing Director who was hired on or after January 1, 2020 or any Officer or Managing Director of FedEx Office and Print Services, Inc.; FedEx Supply Chain Systems, Inc.; or their subsidiaries shall be eligible to receive Parity Compensation Credits, Parity Transition Credits, Additional Compensation Credits, Parity Interest Credits, or 415 Limit Credits. Notwithstanding the foregoing, an Officer or Managing Director who is hired on or after January 1, 2020 and who was participating in the FedEx Freight Retirement Parity Plan immediately prior to such hire date shall be eligible to receive Parity Compensation Credits, Parity Transition Credits, Additional Compensation Credits, Parity Interest Credits, and 415 Limit Credits but not Excess Compensation Credits or Excess Compensation Interest Credits.

Effective January 1, 2022, an Officer or Managing Director who elected to forego accruing Compensation Credits under a Portable Pension Account in the Qualified Pension Plan or the FedEx Freight Pension Plan shall not be eligible to receive Parity Compensation Credits, Parity Transition Credits, Additional Compensation Credits, or 415 Limit Credits; provided, however, such Officer or Managing Director shall be eligible to receive Excess Compensation Credit and Excess Compensation Interest Credits and Parity Interest Credits on any previously accrued Parity Portable Pension Account Benefit.

Section 5. Benefit Amount and Limitations: Excess Compensation Account Benefit.

(a)    An Officer or Managing Director who is hired on or after January 1, 2020 or an Officer or Managing Director who elected to forego accruing Compensation Credits under a Portable Pension Account in the Qualified Pension Plan or the FedEx Freight Pension Plan shall be paid from the Plan a benefit equal to his/her Excess Compensation Account. An Excess Compensation Account shall be established for each eligible participant as of the participant’s entry date into this Plan, and shall be credited with Excess Compensation Credits and Excess Compensation Interest Credits for each Plan Year following the establishment of the Excess Compensation Account where:

(i)

Excess Compensation Credit for any Plan Year shall equal eight percent (8%) multiplied by the excess of the Officer’s or Managing Director’s compensation for the calendar year in which such Plan Year began that is limited under the Defined Contribution Plan due to the imposition of the Code Section 401(a)(17) limit. Notwithstanding the foregoing, for an Excess Compensation Credit that relates to compensation for calendar year 2020 or 2021, the eight percent (8%) in the preceding sentence shall be replaced with three and one-half percent (3.5%).

(ii)	Excess Compensation Interest Credit shall mean an amount credited to the Excess Compensation Account in the same manner and using the same Interest Credit Factor as in the Qualified Pension Plan.

(b)    Notwithstanding the foregoing, no individual shall be entitled to receive an Excess Compensation Credit under this Plan for a Plan Year unless (i) s/he is an eligible Officer or Managing Director with any Controlled Group Member as of the last day of the Plan Year in which such credit is calculated, or (ii) s/he incurs a Separation from Service as a Managing Director or Officer after having been credited with at least 1,000 Hours of Service in the Plan Year.

Section 6. Payment of Benefits: Benefits Accrued Prior to January 1, 2005 but Commencing Prior to January 1, 2009.

(a)    Unless an eligible Officer or Managing Director makes an election in the manner and within the time period specified in subsection (b) below, benefits under this Plan shall be paid in the same manner and at the same time as benefit payments under the Qualified Pension Plan and shall be subject to the same restrictions and limitations as provided therein, without regard to Code Sections 415 and 401(a)(17). The foregoing to the contrary notwithstanding, Officers of FedEx Custom Critical, Inc., AutoQuik, Inc. UrgentFreight, Inc., FedEx Truckload Brokerage, Inc., and FedEx Supply Chain Services, Inc.) are not eligible to make a lump sum election.

An eligible Officer or Managing Director shall, no later than twelve (12) months prior to the date on which benefits commence under the Qualified Pension Plan, elect one of the following options under which benefits shall be payable under this Plan. An eligible Officer or Managing Director may elect to receive his or her benefit:

(i)	in a single lump sum, payable on the date on which benefit payments commence under the Qualified Pension Plan;

(ii)	in a single lump sum, payable twelve (12) months following the date on which benefit payments commence under the Qualified Pension Plan;

(iii)	in a single lump sum payable twenty-four (24) months following the date on which benefit payments commence under the Qualified Pension Plan;

(iv)

in two equal installments (each being equal to one-half of the lump sum amount described in clause (i) above), the first installment payable on the date on which benefit payments commence under the Qualified Pension Plan, and the second installment payable twelve (12) months following the date on which benefit payments commence under the Qualified Pension Plan; or

(v)

in two equal installments (each being equal to one-half of the lump sum amount described in clause (ii) above), the first installment payable twelve (12) months following the date on which benefit payments commence under the Qualified

Pension Plan, and the second installment payable twenty-four (24) months following the date on which benefit payments commence under the Qualified Pension Plan.

(b)    In the event that any eligible Officer or Managing Director elects to receive a lump sum or installment benefit under subsection (a) above, the amount of each such distribution shall be calculated as of the Annuity Starting Date. The amount of the lump sum distribution payable under this Section 5(b) shall be calculated based upon the benefit payable as of the Annuity Starting Date by using an interest rate equal to the annual interest rate on thirty (30) year Treasury Constant Maturities as published in Federal Reserve releases G.13 and H.15 in effect for the second (2nd) month before the month in which the beginning of the Plan Year in which the calculation is performed (which shall be the stability period for purposes of the Plan) and the mortality table set forth in Revenue Ruling 2001-62, based on a blend of fifty percent (50%) of the male and female mortality rates set forth in the 1994 Group Annuity Reserving Table (“94 GAR”).

(c)    An eligible Officer or Managing Director may revoke the election made in this section and elect another manner in which his or her benefit from this Plan shall be payable, but only if such revocation and subsequent election occur no later than twelve (12) months prior to the date on which benefits commence under the Qualified Pension Plan with respect to such Officer or Managing Director.

(d)    If the value of the annuity benefit payable to an Officer or Managing Director is less than $100 per month, the benefit payable to such Officer or Managing Director may be paid as a lump sum.

Section 7. Payment of Benefits: Benefits Accrued After December 31, 2004 but Commencing Prior to January 1, 2009.

The Traditional Pension Benefit provided under this Plan which is accrued by an eligible Officer or Managing Director after December 31, 2004 shall be paid as a single lump sum no earlier than the later of (i) six (6) months following the eligible Officer’s or Managing Director’s Separation from Service, or (ii) his or her attainment of age 55. The amount of the lump sum distribution shall be calculated as of the later of the Officer’s or Managing Director’s attainment of age 55 or Separation from Service. The amount of the lump sum distribution payable under this Section 6 shall be calculated based upon the benefit payable as of the later of the Officer’s or Managing Director’s Separation from Service or attainment of age 55 by using an interest rate equal to the annual interest rate on thirty (30) year Treasury Constant Maturities as published in Federal Reserve releases G.13 and H.15 in effect for the second (2nd) month before the month in which the beginning of the Plan Year in which the calculation is performed (which shall be the stability period for purposes of the Plan) and the mortality table set forth in Revenue Ruling 2001-62, based on a blend of fifty percent (50%) of the male and female mortality rates set forth in the 1994 Group Annuity Reserving Table (“94 GAR”).

The Portable Pension Account Benefit provided under this Plan that is accrued by an eligible Officer or Managing Director after December 31, 2004 shall be calculated as of the date of the Officer’s or Managing Director’s Separation from Service and paid as a single lump sum no earlier than six (6) months following the eligible Officer’s or Managing Director’s Separation from Service.

“Separation from Service” means a termination of substantial services for the Company. For purposes of applying the provisions of Code Section 409A, a reference to the Company shall also be deemed a reference to any affiliate thereof within the contemplation of Code Sections 414(b) and 414(c). A substantial employment relationship shall be considered to exist for so long as an individual is on an authorized leave of absence of up to six (6) months or, if longer, for so long as the individual retains a right to re-employment by law or contract. An individual who is on an authorized leave of absence shall not in any event be deemed to have a Separation from Service for so long as the Company has a reasonable expectation that the individual will again perform substantial services for the Company in any capacity, whether or not as an employee of the Company. An individual will not be treated as having incurred a Separation from Service where the individual’s level of future services for the Company is reasonably anticipated by the Company to exceed 20% of the average level of bona fide Company services provided by that individual in any capacity for the prior 36 month period, or the prior period of services if less, but will be treated as having incurred a Separation from Service at any time when such reasonably anticipated level of future services is equal to or less than such 20% average level of prior services.

Section 8. Payment of Benefits Commencing On or After January 1, 2009.

(a)    The Traditional Pension Benefit provided under this Plan that is accrued by an eligible Officer or Managing Director shall be paid as a single lump sum no earlier than the later of (i) six (6) months following the eligible Officer’s or Managing Director’s Separation from Service, (ii) his or her attainment of age 55, or (iii) as of January 1, 2009, with respect to Officers and Managing Directors who have incurred a Separation from Service but who had not commenced benefits prior to January 1, 2009.

The amount of the lump sum distribution payable under this Section 7(a) shall be calculated based upon the benefit payable as of the later of (i) the Officer’s or Managing Director’s Separation from Service, (ii) his or her attainment of age 55, or (iii) January 1, 2009, by using an interest rate equal to the annual interest rate on thirty (30) year Treasury Constant Maturities as published in Federal Reserve releases G.13 and H.15 in effect for the second (2nd) month before the month in which the beginning of the Plan Year in which the calculation is performed (which shall be the stability period for purposes of the Plan) and the mortality table set forth in Revenue Ruling 2001-62, based on a blend of fifty percent (50%) of the male and female mortality rates set forth in the 1994 Group Annuity Reserving Table (“94 GAR”).

(b)    The Portable Pension Account Benefit provided under this Plan that is accrued by an eligible Officer or Managing Director shall be calculated as of the date of the Officer’s or Managing Director’s Separation from Service and paid as a single lump sum no earlier than (i)

six (6) months following the eligible Officer’s or Managing Director’s Separation from Service, or (ii) as of January 1, 2009, with respect to Officers and Managing Directors who have incurred a Separation from Service but who had not commenced benefits prior to January 1, 2009.

(c)    The Excess Compensation Account Benefit provided under this Plan that is accrued by an eligible Officer or Managing Director shall be calculated as of the date of the Officer’s or Managing Director’s Separation from Service and paid as a single lump sum no earlier than six (6) months following the eligible Officer’s or Managing Director’s Separation from Service.

Section 9. Plan Administration. The Plan shall be administered by the Retirement Plans Department of FedEx Corporation (the “Administrator”). The Administrator shall have the responsibility to receive, evaluate and process all claims for benefits and shall cause payment of benefits to be made under the Plan in accordance with its terms. In connection with its duties, the Administrator shall have the authority to interpret the Plan’s provisions and to determine eligibility for Plan benefits. The Administrator shall have the authority to adopt such rules and procedures which it deems necessary for the administration of the Plan and recommend any modifications, changes or amendments to the Plan.

Section 10. The Committee. The Committee, as defined in the Qualified Pension Plan, shall have the authority to perform the administrative duties under the Plan, other than the duties of the Administrator. In connection with its duties, the Committee shall have the authority to interpret the Plan’s provisions and to determine eligibility for Plan benefits. The Committee is the named fiduciary of the Plan and shall adopt such rules and procedures that in its opinion are either necessary or desirable to implement and administer the Plan.

Section 11. Claims Procedures. The claims procedures for the Plan shall be the same as such procedures in the Qualified Pension Plan.

Section 12. Legal Expenses. An Officer or Managing Director shall be entitled to reimbursement from the Company for reasonable legal expenses incurred in successfully enforcing his or her right to benefits under the Plan. This right to reimbursement shall only be available if such Officer or Managing Director has applied for benefits in substantial compliance with the Administrator’s procedures, been denied benefits by the Administrator, timely requested a review of that denial as provided in Section 10 above and had the Administrator’s denial upheld.

Section 13. Non-Assignability of Benefits. Benefits under this Plan shall not be assignable or transferable in any manner, nor shall they be subject to garnishment, attachment, or other legal process, except as provided by ERISA and other applicable federal law, or as provided under a domestic relations order.

Section 14. Effect. Neither the establishment of the Plan nor any modification thereto, nor the creation of any account on the books of any participating employer hereunder, nor the payment of any benefit from the Plan shall be construed as giving an Officer, Managing Director, or any other person any legal or equitable right against a participating employer, its directors, officers, employees or agents, except that the provisions of this Section 13 shall neither impair nor extinguish any rights of any participating Officer or Managing Director with respect to any claim for benefits payable under this Plan.

Section 15. No Guarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between a participating employer and any Officer or Managing Director or as a promise that any Officer or Managing Director shall continue in his or her present or comparable position or as a limit on the participating employer’s right to discharge such Officer or Managing Director.

Section 16. Amendment or Termination. The Company may amend or terminate the Plan at any time. An amendment shall become effective: (i) upon its execution in writing by duly authorized Officers of the participating employers, (ii) upon action of the Company’s Board of Directors or the Board of Directors of FedEx Corporation, or any committee thereof, or (iii) upon action of the Committee, as reflected in the Committee’s minutes or in the minutes of the Board of Directors of the Company or of FedEx Corporation or any committee thereof. The Plan’s termination shall become effective: (i) upon action of the Company’s Board of Directors or the Board of Directors of FedEx Corporation, or any committee thereof, or (ii) upon action of the Committee, as reflected in the Committee’s minutes or in the minutes of the Board of Directors of the Company or of FedEx Corporation or any committee thereof. However, no amendment or termination shall eliminate or reduce any benefits accrued under the Plan at the time of such amendment or termination.

Section 17. Agent for Service of Process. The Company is hereby designated as agent for service of process for all purposes provided herein.

Section 18. Governing Law. Except to the extent preempted by federal law, the provisions of this Plan shall be administered, construed and enforced in accordance with the laws of the State of Tennessee.

Section 19. Execution. This document may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDERAL EXPRESS CORPORATION

Signed:	/s/ Robbin S. Page

Name:	Robbin S. Page

Title:	VP Human Resources

Date:	7/21/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDEX CORPORATION

Signed:	/s/ Judith H. Edge

Name:	Judith H. Edge

Title:	Corporate VP, Human Resources

Date:	7/31/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDEX CORPORATE SERVICES, INC.

Signed:	/s/ Judith H. Edge

Name:	Judith H. Edge

Title:	Corporate VP, Human Resources

Date:	7/31/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDEX CROSS BORDER HOLDINGS, INC.

Signed:	/s/ Michael E. Hagan

Name:	Michael E. Hagan

Title:	Senior VP and General Counsel

Date:	7/31/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDEX CROSS BORDER TECHNOLOGIES, INC.

Signed:	/s/ Michael E. Hagan

Name:	Michael E. Hagan

Title:	Senior VP and General Counsel

Date:	7/31/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDEX FORWARD DEPOTS, INC.

Signed:	/s/ Michael E. Hagan

Name:	Michael E. Hagan

Title:	Senior VP and General Counsel

Date:	7/31/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDEX LOGISTICS, INC.

Signed:	/s/ Michael E. Hagan

Name:	Michael E. Hagan

Title:	Senior VP and General Counsel

Date:	7/31/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDERAL TRADE NETWORKS TRADE SERVICES, LLC

Signed:	/s/ Michael E. Hagan

Name:	Michael E. Hagan

Title:	Senior VP and General Counsel

Date:	7/31/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

WORLD TARIFF, LTD.

Signed:	/s/ Michael E. Hagan

Name:	Michael E. Hagan

Title:	Vice President and General Counsel

Date:	7/31/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDEX FREIGHT CORPORATION

Signed:	/s/ Jeffery B. Greer

Name:	Jeffery B. Greer

Title:	Senior VP, Human Resources

Date:	7/27/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDEX FREIGHT, INC.

Signed:	/s/ Jeffery B. Greer

Name:	Jeffery B. Greer

Title:	Senior VP, Human Resources

Date:	7/27/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDERAL EXPRESS VIRGIN ISLANDS, INC.

Signed:	/s/ Marilyn Blanco-Reyes

Name:	Marilyn Blanco-Reyes

Title:	VP Legal/LAC

Date:	7/21/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDEX CUSTOM CRITICAL, INC.

Signed:	/s/ Allan W. Brown

Name:	Allan W. Brown

Title:	Vice President and General Counsel

Date:	7/21/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDEX TRADE NETWORKS TRANSPORT & BROKERAGE, INC.

Signed:	/s/ Michael E. Hagan

Name:	Michael E. Hagan

Title:	Vice President

Date:	7/31/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDEX SUPPLY CHAIN DISTRIBUTION SYSTEM, INC.

Signed:	/s/ Allan W. Brown

Name:	Allan W. Brown

Title:	Vice President and General Counsel

Date:	7/29/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDEX GROUND PACKAGE SYSTEM, INC.

Signed:	/s/ Chris Winton

Name:	Chris Winton

Title:	Senior VP, Human Resources

Date:	7/27/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDEX OFFICE AND PRINT SERVICES, INC.

Signed:	/s/ Tracy Brightman

Name:	Tracy Brightman

Title:	SVP, Human Resources

Date:	7/21/2020

IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted by affixing their signatures hereto.

FEDEX OFFICE COMMERCIAL PRESS, INC.

Signed:	/s/ Tracy Brightman

Name:	Tracy Brightman

Title:	VP, Human Resources

Date:	7/21/2020